Subsequent Events (Unaudited)	12 Months Ended
Dec. 31, 2011
Subsequent Events (Unaudited)

16. Subsequent Events (Unaudited)

Determination of Unsuitability and Redemption of Aruze USA, Inc. and Affiliates and Related Matters

On February 18, 2012, Wynn Resorts’ Gaming Compliance Committee concluded a year-long investigation after receiving an independent report by Freeh, Sporkin & Sullivan, LLP (the “Freeh Report”) detailing numerous prima facie violations of the FCPA by Aruze USA, Inc., at the time a stockholder of Wynn Resorts, Universal Entertainment Corporation, Aruze USA, Inc.’s parent company, and Kazuo Okada, the majority shareholder of Universal Entertainment Corporation, who is also a member of Wynn Resorts’ Board of Directors and was at the time a director of Wynn Macau, Limited.

Based on the Freeh Report, the Board of Directors of Wynn Resorts determined that Aruze USA, Inc., Universal Entertainment Corporation and Mr. Okada are “unsuitable” under Article VII of the Wynn Resorts articles of incorporation. The Wynn Resorts board of directors was unanimous (other than Mr. Okada) in its determination. The Wynn Resorts board of directors also requested that Mr. Okada resign as a director of Wynn Resorts and recommended that Mr. Okada be removed as a member of the board of directors of Wynn Macau, Limited. On February 18, 2012, Mr. Okada was removed from the board of directors of Wynn Las Vegas Capital Corp., a wholly owned subsidiary of Wynn Resorts.

Based on the Wynn Resorts Board of Directors’ finding of “unsuitability,” on February 18, 2012, Wynn Resorts redeemed Aruze USA, Inc.’s 24,549,222 shares of Wynn Resorts’ Common Stock. Following a finding of “unsuitability,” Wynn Resorts’ articles authorize redemption at “fair value” of the shares held by unsuitable persons. Wynn Resorts engaged an independent financial advisor to assist in the fair value calculation and concluded that a discount to the current trading price was appropriate because of, among other things, restrictions on most of the shares which are subject to the terms of an existing stockholder agreement. Pursuant to Wynn Resorts’ articles of incorporation, Wynn Resorts issued a Redemption Price Promissory Note to Aruze USA, Inc. in redemption of the shares. The Redemption Price Promissory Note has a principal amount of approximately $1.9 billion, matures on February 18, 2022 and bears interest at the rate of 2% per annum, payable annually in arrears on each anniversary of the date of the Redemption Price Promissory Note. Wynn Resorts may, in its sole and absolute discretion, at any time and from time to time, and without penalty or premium, prepay the whole or any portion of the principal or interest due under the Redemption Price Promissory Note. In no instance shall any payment obligation under the Redemption Price Promissory Note be accelerated except in the sole and absolute discretion of Wynn Resorts or as specifically mandated by law. The indebtedness evidenced by the Redemption Price Promissory Note is and shall be subordinated in right of payment, to the extent and in the manner provided in the Redemption Price Promissory Note, to the prior payment in full of all existing and future obligations of Wynn Resorts or any of its affiliates in respect of indebtedness for borrowed money of any kind or nature.

On February 19, 2012, Wynn Resorts filed a complaint in the District Court of Clark County, Nevada against Mr. Okada, alleging breaches of fiduciary duty and related claims.

On February 24, 2012, the board of directors of Wynn Macau, Limited removed Mr. Kazuo Okada from the board.

Wynn Resorts has provided the Freeh Report to applicable regulators and intends to cooperate with any related investigation that such regulators may undertake. The conduct of Mr. Okada and his affiliates and any resulting regulatory investigations could have adverse consequences to the Company. A finding by regulatory authorities that Mr. Okada violated the FCPA on property of Wynn Resorts or its subsidiaries and/or otherwise involved Wynn Resorts or its subsidiaries in criminal or civil violations could result in actions by regulatory authorities against Wynn Resorts or its subsidiaries. Relatedly, regulators could pursue separate investigations into Wynn Resorts’ and its subsidiaries’ compliance with applicable laws, including in response to litigation filed by Mr. Okada suggesting improprieties in connection with the donation by Wynn Resorts’ subsidiary to the University of Macau and a related informal inquiry by the SEC into this donation. While the Company believes that it is in full compliance with all applicable laws, any such investigations could result in actions by regulators against Wynn Resorts or its subsidiaries.

Litigation Commenced by Mr. Okada and Related Matters

In May 2011, Wynn Macau, a majority owned subsidiary of Wynn Resorts, made a commitment to the University of Macau Development Foundation in support of the new Asia-Pacific Academy of Economics and Management. This contribution consists of a $25 million payment made in May 2011 and a commitment for additional donations of $10 million each year for the calendar years 2012 through 2022 inclusive. The pledge was consistent with Wynn Resorts’ long-standing practice of providing philanthropic support for deserving institutions in the markets in which it operates. The pledge was made following an extensive analysis which concluded that the gift was made in accordance with all applicable laws. The pledge was considered by the Boards of Directors of both Wynn Resorts and Wynn Macau and approved by 15 of the 16 directors who serve on those boards. The sole dissenting vote was Mr. Kazuo Okada whose stated objection was to the length of time over which the donation would occur, not its propriety.

Mr. Okada commenced litigation on January 11, 2012, in Nevada seeking to compel Wynn Resorts to produce information relating to the donation to the University of Macau, among other things.

On February 8, 2012, following Mr. Okada’s lawsuit, Wynn Resorts received a letter from the Salt Lake Regional Office of the SEC requesting that, in connection with an informal inquiry by the SEC, Wynn Resorts preserve information relating to, but not limited to, the donation to the University of Macau, any donations by Wynn Resorts to any other educational charitable institutions, including the University of Macau Development Foundation, and Wynn Resorts’ casino or concession gaming licenses or renewals in Macau. Wynn Resorts has informed the Salt Lake Regional Office that it intends to fully comply with the SEC’s request.